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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) February 20, 1997
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                                EuroMed, Inc.
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             (Exact name of registrant as specified in its charter)


          Nevada                       0-27720                  88-031770
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation                File Number)           Identification No.)


   Wilhelminakanaal Noord 6, NL 4902VR Oosterhout, The Netherlands
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         (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code  011-31-16-203-7440
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On February 20, 1997, EuroMed, Inc. ("EuroMed") engaged Killman, Murrell and Company, P.C. ("Killman") as its independent public accountant. Prior to engaging Killman, EuroMed discussed with Killman the reason given by EuroMed's former accountant, KPMG Accountants N.V. ("KPMG"), for its resignation. KPMG believed that the internal control structure at EuroMed at the time KPMG resigned was not adequate to develop reliable financial statements. Killman has told EuroMed that it believes EuroMed has resolved the problems that led to KPMG's resignation. EuroMed has provided Killman with the above disclosures prior to filing this Form 8-K with the Commission and will file Killman's response, if any, as an Exhibit to an amendment to this Form 8-K as required.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         None.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EUROMED, INC.



Date:  February 25, 1997                  By: /s/ Robert A. Shuey, III
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                                                  Robert A. Shuey, III
                                                  Chief Executive Officer





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